AB CORPORATE SHARES

-AB Corporate Income Shares

-AB Municipal Income Shares

-AB Taxable Multi-Sector Income Shares

-AB Impact Municipal Income Shares

-AB Tax-Aware Real Return Income Shares

(the “Funds”)

Supplement dated October 29, 2021 to the Prospectus dated August 31, 2021 for the Funds.

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The following paragraph replaces the third paragraph in the section “Investing in the Funds – How to Sell Shares” in the Prospectus:

Shares of a Fund may be held only by investors who meet the purchase eligibility criteria described above under “How to Buy Shares.” Each Fund intends to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) when the investor ceases to meet the purchase eligibility criteria, which may be based on information provided to the Fund from the investor’s intermediary of record. With respect to investors with shares subject to mandatory redemption, the Fund intends to provide advance notice of any such mandatory redemption to the investor’s intermediary of record.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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